Exhibit 10.1

PATENT PURCHASE AGREEMENT

THIS PATENT PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 21, 2024, by and between , a company incorporated in the British Virgin Islands (“Seller”), and Fangdd Network Group Ltd., a company incorporated in the Cayman Islands (“Buyer”). Seller and Buyer are each referred to herein as a “Party” and collectively as the “Parties” to this Agreement.

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, all of Sellers’s right, title, and interest in and to certain Patents (as defined below), subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Purchase and Sale of Patents. Subject to the terms and conditions set forth herein, Seller hereby irrevocably sells, assigns, transfers, and conveys to Buyer, and Buyer hereby accepts, all of Seller’s right, title, and interest in and to the following (collectively, the “Acquired Rights”):

(a) the patents listed in Exhibit A hereto, and all continuations, continuations-in-part, divisionals, extensions, substitutions, reissues, re-examinations, and renewals of any of the foregoing (collectively, the “Patents”), and any other patents or patent applications from which any Patents claim a benefit of priority or that claim a benefit or priority from any Patents, and all inventions disclosed in any of the foregoing (collectively the “Acquired Patents”);

(b) all royalties, fees, income, payments, and other proceeds now or hereafter due or payable to Seller with respect to any of the foregoing;

(c) all claims and causes of action with respect to any of the foregoing, including all rights to and claims for damages, restitution, and injunctive and other legal and equitable relief for past, present, and future infringement, misappropriation, violation, breach, or default; and

(d) all other rights, privileges, and protections of any kind whatsoever of Seller accruing under any of the foregoing provided by any applicable law, treaty, or other international convention throughout the world.

2. Purchase Price and Payment. The aggregate purchase price for the Acquired Rights shall be US$35,000,000 (the “Purchase Price”). The Purchase Price shall be paid within three (3) months after the execution of this Agreement.

3. Earnout Payment. Seller shall be eligible to receive in the future additional, deferred consideration payable by Buyer (the “Earnout Payment”) based on the amount of revenue generated by the Acquired Rights during the calendar years ending on December 31, 2024, December 31, 2025 and December 31, 2026. The amount, timing and manner of the Earnout Payment payable to Seller with respect to each of the years ending as of such dates are set forth in Exhibit B hereto.

4. Deliverables. Upon execution of this Agreement, Seller shall deliver to Buyer the following:

(a) an assignment duly executed by Seller transferring all of Seller’s right, title, and interest in and to the Acquired Rights to Buyer (the “Assignment”); and

(b) the complete prosecution files, including original granted patents, for all Acquired Patents in such form and medium as they are in Seller’s possession, and all such other documents, correspondence, and information as are reasonably requested by Buyer to register, prosecute to issuance, own, enforce, or otherwise use the Acquired Rights.

5. Further Assurances; Recordation.

(a) From and after the date hereof, each of the Parties hereto shall execute and deliver such additional documents, instruments, conveyances, and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the documents to be delivered hereunder.

(b) Without limiting the foregoing, and without limiting Section 4(a), Seller shall execute and deliver to Buyer such assignments and other documents, certificates, and instruments of conveyance in a form satisfactory to Buyer and suitable for filing with the China National Intellectual Property Administration (the “CNIPA”) and the registries and other recording governmental authorities in all applicable jurisdictions (including with respect to legalization, notarization, apostille, certification, and other authentication) as reasonably necessary to record and perfect the Assignment, and to vest in Buyer all right, title, and interest in and to the Acquired Rights in accordance with applicable law. As between Seller and Buyer, Buyer shall be responsible, at Buyer’s expense, for filing the Assignment, and other documents, certificates, and instruments of conveyance with the applicable governmental authorities and the payment of all applicable costs and fees; provided that, upon Buyer’s reasonable request and subject to Buyer’s reimbursement of any Seller’s documented out-of-pocket costs, Seller shall take such steps and actions, and provide such cooperation and assistance, to Buyer and its successors, assigns, and legal representatives, including the execution and delivery of any affidavits, declarations, oaths, exhibits, assignments, powers of attorney, or other documents, as may be reasonably necessary to effect, evidence, or perfect the Assignment of the Acquired Rights to Buyer, or any of Buyer’s successors or assigns.

(c) From the date of this Agreement to such date that Buyer completes the filing and perfection of the Assignment in applicable jurisdictions, Seller shall maintain the validity of the Acquired Patents, including but not limited to, promptly paying annual fees, defending patent examination opinions and invalidation requests, and responding to invalidation lawsuits. If any Acquired Patent is declared invalid, or if a request has been made with a governmental authority to declare certain Acquired Patent invalid, Seller shall, at its own expense (including legal costs and experts’ and consultants’ fees), defend against invalidation attacks and maintain such Acquired Patent in applicable jurisdictions, and Buyer’s obligation for the performance of this Agreement shall cease until the Acquired Patent that has been declared invalid is re-determined to be valid. If any Acquired Patent is declared invalid in whole or in part by an invalidation decision in force, Seller shall return to Buyer all or part of the Purchase Price that has been paid by Buyer, as determined based on the assessed valuation of the Acquired Patent which had been declared invalid by a valuation firm engaged by Buyer. Seller shall reimburse Buyer any expenses arising from engaging such valuation firm.

6. Representations and Warranties of Seller. Seller represents and warrants to Buyer that the statements contained in this Section 6 are true and correct as of the date hereof.

(a) Authority of Seller; Enforceability. Seller has the full right, power, and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery, and performance of this Agreement by Seller have been duly authorized by all necessary organizational action of Seller, and when executed and delivered by both Parties, this Agreement will constitute a legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms and conditions.

(b) No Conflicts; Consents. The execution, delivery, and performance by Seller of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (i) violate or conflict with the certificate of incorporation, memorandum and articles of association, by-laws, or any other organizational documents of Seller; (ii) violate or conflict with any judgment, order, decree, statute, law, ordinance, rule, or regulation; (iii) conflict with, or result in (with or without notice or lapse of time or both), any violation of or default under, or give rise to a right of termination, acceleration, or modification of any obligation or loss of any benefit under, any contract or other instrument to which this Agreement or any of the Acquired Rights are subject; or (iv) result in the creation or imposition of any encumbrances on the Acquired Rights. Except as has previously been obtained by Seller, no consent, approval, waiver, or authorization is required to be obtained by Seller from any person or entity (including any governmental authority) in connection with Seller’s execution, delivery, and performance of this Agreement.

(c) Ownership. Seller owns all right, title, and interest in and to the Acquired Rights, free and clear of all liens, security interests, and other encumbrances. Seller is in full compliance with all legal requirements applicable to the Acquired Rights and Seller’s ownership and use thereof.

(d) Patents. Exhibit A contains a correct, current, and complete list of all patents included in the Acquired Patents, specifying as to each, as applicable, the title, the record owner, the jurisdiction in which it has been issued, the patent number, and the issue date. All filings and fees related to the patents listed on Exhibit A required to have been filed or paid prior to the date of this Agreement have been timely filed with and paid to the CNIPA and other relevant governmental authorities and authorized registrars, and all such patents have at all times been and remain in good standing. Seller will provide Buyer with true and complete copies of all documents, certificates, office actions, responses, correspondence, and other filings and materials related to all such patents.

(e) Validity and Enforceability. The Acquired Rights are valid, subsisting, and enforceable in all applicable jurisdictions, and are not subject to any pending or threatened challenge or claim to the contrary.

(f) Legal Actions. There are no actions settled, pending or threatened (including in the form of offers to obtain a license): (i) alleging any infringement, misappropriation, or other violation of the intellectual property rights of any third party based on the use or exploitation of any Acquired Rights; (ii) challenging the validity, patentability, enforceability, issuance, or ownership of any Acquired Rights or Seller’s rights with respect thereto; or (iii) by Seller alleging any infringement, misappropriation, or other violation by any third party of any Acquired Rights.

(g) No Prior Licenses. Seller has not granted any license, authorization, or any other rights in, to or under any of the Acquired Rights to any third party.

(h) No Other Representations or Warranties. Except for the representations and warranties contained in this Section 6, Seller has not made and makes no other express or implied representation or warranty, either oral or written, whether arising by law, course of dealing, course of performance, usage, trade or otherwise, including with respect to the ownership, issuance, patentability, claim scope, validity, enforcement, enforceability, or use of the Acquired Rights, all of which are expressly disclaimed.

7. Indemnification. Seller shall indemnify and hold harmless Buyer from and against any and all losses, damages, liabilities, costs (including legal costs and experts’ and consultants’ fees), charges, expenses, actions, proceedings, loss of opportunities, claims, demands, fines, interest and penalties that are sustained or incurred by Buyer by reason of, resulting from or arising out of any breach or inaccuracy in any representation or warranty made by Seller contained in this Agreement, or any breach, violation or non-fulfillment of any covenant, obligation or agreement contained in this Agreement.

8. Miscellaneous.

(a) Survival. All of Seller’s representations, warranties, covenants, and agreements contained herein and all of Buyer’s related rights to indemnification shall continue in full force and effect following the date hereof.

(b) No Liabilities. Buyer neither assumes nor is otherwise liable for any obligations, claims, or liabilities of Seller of any kind, whether known or unknown, contingent, matured, or otherwise, whether currently existing or hereafter arising.

(c) Confidentiality of Terms. The Parties hereto will keep the terms and existence of this Agreement and the identities of the Parties hereto and their affiliates confidential and will not now or hereafter divulge any of this information to any third party except (a) with the prior written consent of the other Party; (b) as otherwise may be required by law or legal process; (c) as otherwise may be required by securities law (or stock exchange); (d) during the course of litigation, so long as the disclosure of such terms and conditions is restricted in the same manner as is the confidential information of other litigating parties; (e) in confidence to its legal counsel, accountants, banks, and financing sources and their advisors solely in connection with complying with or administering its obligations with respect to this Agreement; (f) by Buyer, to potential purchasers or licensees of the Acquired Patents; (g) in order to perfect Buyer’s interest in the Acquired Patents with any governmental patent office (including, without limitation, recording the Assignments in any governmental patent office); (h) to enforce Buyer’s right, title, and interest in and to the Acquired Patents; or (i) by Seller to a potential investor or acquirer in a bona fide negotiation; provided that, in (b), (c) and (d) above, (I) to the extent permitted by law, the disclosing Party will use all legitimate and legal means available to minimize the disclosure to third parties, including, without limitation, seeking a confidential treatment request or protective order whenever appropriate or available; and (II) the disclosing Party will provide the other Party prior written notice of such disclosure.

(d) Notices. Any notice required or permitted under this Agreement shall be given in writing, and when addressed to the applicable Party at the address below indicated, shall be deemed effectively given (a) at the time of personal delivery, if delivery is in person; (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with an express overnight courier for domestic deliveries, or three (3) business days after deposit with an express overnight courier for international deliveries, in each case with proof of delivery from the courier requested:

If to Seller:

*****

*****

Attention: *****

Telephone: *****

Email: *****

If to Buyer:

Fangdd Network Group Ltd.

Room 4106, Building 12B1

Shenzhen Bay Ecological Technology Park

Nanshan District, Shenzhen, 518063

People’s Republic of China
Attention: *****

Telephone: *****

Email: *****

or such other address or to the attention of such other person as the recipient Party shall have specified by prior written notice to the sending Party in accordance with the above provisions.

(e) Termination. This Agreement may be terminated upon the occurrence of any one or more of the following events:

(i) by either Party by giving written notice to the other Party if the Purchase Price has not been paid by Buyer to Seller within three (3) months after the execution of this Agreement (i.e., by September 21, 2024); or

(ii) by Buyer (upon written notice from Buyer to Seller), if Seller breaches or fails to perform or comply with any of its representations, warranties or covenants contained in this Agreement.

(f) Merger of Negotiations; Entire Agreement; Amendments. This Agreement and any other documents expressly referred to herein and other documents dated as of even date herewith embody the complete agreement and understanding among the Parties with respect to the subject matter herein and supersede and preempt any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way. Amendments to this Agreement may be made only with the written consent of the Parties.

(g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

(h) Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement, including the validity, invalidity, breach or termination thereof, shall be settled by arbitration in Hong Kong at the Hong Kong International Arbitration Center under the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “Rules”) in force when the notice of arbitration is submitted in accordance with these Rules. The number of arbitrators shall be one (1). The arbitration proceedings shall be conducted in English. The arbitration award shall be final, conclusive and binding on the parties to the arbitration. Any Party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. The Parties to the arbitration shall each pay an equal share of the costs and expenses of such arbitration, and each Party shall separately pay for its respective counsel fees and expenses, provided, however, that the prevailing Party in any such arbitration shall be entitled to recover from the non-prevailing Party its reasonable costs and attorney fees.

(i) Severability. In the event that any word, phrase, clause, sentence, or other provision herein shall violate any applicable statute, ordinance, or rule of law in any jurisdiction which governs this Agreement, such provisions shall be ineffective to the extent of such violation without invalidating any other provision herein.

(j) No Third Party Rights. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or to give any person, firm, corporation or other entity, other than the Parties to this Agreement or their successors in interest, any rights or remedies.

(k) Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and transferees of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors, assigns and transferees any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(l) Counterparts. This Agreement may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be properly executed and delivered as of the date first written above.

SELLER:

Name:
Title:

BUYER:

FANGDD NETWORK GROUP LTD.

Name:
Title:

[Signature Page to Patent Purchase Agreement]

EXHIBIT A

ACQUIRED PATENTS

Exhibit A to

Patent Purchase Agreement

EXHIBIT B

EARNOUT PAYMENTS

For each of the calendar year ending on December 31, 2024, December 31, 2025 and December 31, 2026, the Earnout Payment shall be equal to (a) US$15,000,000 multiplied by (b) the ratio of (i) the amount of revenue generated by the Acquired Rights during such calendar year (which amount shall have been confirmed by Buyer) to (ii) RMB108,450,000. The maximum amount of the Earnout Payment for in any and all of the three calendar years is US$15,000,000.

Exhibit B to

Patent Purchase Agreement